UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	April 17, 2015

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

On April 17, 2015, The Procter & Gamble Company (NYSE:PG)(the "Company") announced that its Board of Directors declared a quarterly dividend of $0.6629 per share on the Common Stock and on the Series A and Series B ESOP Convertible Class A Preferred Stock of the Company, payable on or after May 15, 2015, to Common Stock shareholders of record at the close of business on April 27, 2015, and to Series A and Series B ESOP Convertible Class A Preferred Stock shareholders of record at the start of business on April 27, 2015.

The Company is furnishing this 8-K pursuant to Item 7.01, "Regulation FD Disclosure."

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE PROCTER & GAMBLE COMPANY

                                                        BY:  /s/ Susan S. Whaley
                                                              Susan S. Whaley
                                                              Assistant Secretary
                                                              April 17, 2015

EXHIBIT(S)

99.    News Release by The Procter & Gamble Company dated April 17, 2015.